Exhibit D

Management Contract between the Registrant and Money Management Associates



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                          MANAGEMENT CONTRACT

                                Between

                   FUND FOR TAX-FREE INVESTORS, INC.

                                  And

                      MONEY MANAGEMENT ASSOCIATES


          This Management Contract (the "Contract"), dated as of the 12th day of July, 1983, is entered into by and between Fund for Tax-Free Investors, Inc. (hereinafter sometimes referred to as the "Fund") and Money Management Associates (hereinafter sometimes referred to as the "Manager").

          THAT in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

          1. THE FUND hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund and to administer the affairs of the Fund, subject to the control of the officers and Board of Directors of the Fund, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

          2. The Manager assumes and shall pay or reimburse the Fund for: (a) all expenses in connection with the management of the investment and reinvestment of the assets of the Fund, except that the Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b) the compensation (if any) of those directors and officers of the Fund who also serve as directors, officers or employees of the Manager; and (c) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the administration of the affairs of the Fund.

          The Fund assumes and shall pay or reimburse the Manager for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with : (a) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Fund who do not also serve as directors, officers of employees of the Manager; (h) maintaining appropriate insurance coverage for the Fund and its directors and officers; and
(i) its membership in trade associations.

     At the request of the Fund, the Manager shall make available to the Fund all necessary office facilities, equipment and personnel that the Fund may require. Such office facilities, equipment, personnel and services, the charges and expenses of which are to be paid by the Fund under the provisions of this Section 2, may be provided for or rendered to the Fund by the Manager and billed to the Fund at the Manager's cost.

     3. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager is authorized on behalf of the Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended


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from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

     4. As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee of one-half of one percent of the average daily net asset value of the money market portfolio and five-eights of one percent of the daily net assets values of the Intermediate-Term and Long-Term Portfolios (as such terms are defined in the Fund's current prospectus). The fees will be paid monthly.

     If in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and extraordinary legal expenses, but including the management fee, exceed 1% of the average market value of the net assets for that fiscal year of the Fund, the Manager will refund to the Fund, or bear, the excess expenses over 1%. These expense reimbursements, if any, will be estimated, reconciled and paid on a monthly basis.

     In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     5. The directors of the Fund acknowledge that, in further consideration of the services of the Manager hereunder, the Manager has reserved for itself all rights to, and interest in, the name "Fund for Tax-Free Investors, Inc.," or any similar name, and that use of the name shall continue only with the continuing consent of the Manager, which consent may be withdrawn at any time, effective immediately upon written notice thereof to the Fund.

     6. Subject to and in accordance with the governing instruments of the Fund and of the Manager respectively, directors, officers, agents and stockholders of the Fund are or may be interested in the Manager (or any successor thereof) as partners or otherwise; partners and agents of the Manager are or may be interested in the Fund as directors, officers, agents, stockholders or otherwise; the Manager (or any successor) is or may be interested in the Fund as a stockholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

     7. This Contract shall continue in effect until the first meeting of the Shareholders of the Fund (but in no event longer than two years from the date hereof), and if approved at such stockholders' meeting, until two years from the data hereof, and thereafter only so long as such continuance is approved at least annually by a votes of a majority of the Fund's Board of Directors, including the votes of a majority of the directors who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval. In addition, the questions of continuance of this Contract may be presented to stockholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. Provided, however, that
(a) this Contract may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contract may be terminated by the Manager on sixty days prior written notice to the Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

     As used in this Section 6, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(9) and Section 2(a)(42) of the Investment Company Act of 1940.

     8. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise


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expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     9. No provisions of this Contract shall be deemed to protect the Manager against any liability to the Fund or its stockholders to which it might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Contract. Nor shall any provisions hereof be deemed to protect any director or officer of the Fund against any such liability to which he might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed on the day and year first above written.

                              FUND FOR TAX-FREE INVESTORS, INC.

WITNESS:

/s/ Lisa D. Kelelis           By:  /s/  Richard J. Garvey



                              MONEY MANAGEMENT ASSOCIATES

WITNESS:

/s/ Lisa D. Kelelis           By:  /s/ Daniel L. O'Connor